UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – October 15, 2019

WEST PHARMACEUTICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania			1-8036	23-1210010
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

530 Herman O. West Drive,	Exton,	PA		19341-0645
(Address of principal executive offices)				(Zip Code)
 Registrant’s telephone number, including area code: 610-594-2900

Not Applicable
(Former name or address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.25 per share	WST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On October 15, 2019, West Pharmaceutical Services, Inc. (the “Company”) and Daikyo Seiko, Ltd. (“Daikyo”) entered into an Amendment Agreement (the “Amendment”), amending certain commercial agreements between them in order to make each party’s rights under such agreements exclusive. The Amendment amends the Amended and Restated Technology Exchange and CrossLicense Agreement and Distributorship Agreements, each dated and effective January 18, 2017, as modified by the Letter Agreement dated and effective July 2, 2018.

Item 7.01 Regulation FD Disclosure.

On October 16, 2019, the Company issued a press release announcing that it has increased its minority equity stake to 49 percent in Daikyo. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor will it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit No.	Description
	10.1+	Amendment Agreement, dated as of October 15, 2019, between West Pharmaceutical Services, Inc. and Daikyo Seiko, Ltd.
	99.1	West Pharmaceutical Services, Inc. Press Release, dated October 16, 2019.
	104	The cover page from the Company’s Current Report on Form 8-K, dated October 16, 2019, formatted in Inline XBRL.

+ Portions of this exhibit (indicated therein by asterisks) have been omitted for confidential treatment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ Bernard J. Birkett
Bernard J. Birkett
Senior Vice President, Chief Financial Officer and Treasurer

October 16, 2019

EXHIBIT INDEX

Exhibit No.	Description
10.1+	Amendment Agreement, dated as of October 15, 2019, between West Pharmaceutical Services, Inc. and Daikyo Seiko, Ltd.
99.1	West Pharmaceutical Services, Inc. Press Release, dated October 16, 2019.
104	The cover page from the Company’s Current Report on Form 8-K, dated October 16, 2019, formatted in Inline XBRL.

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